                                                                EXHIBIT 4.2


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
                          INCORPORATED UNDER THE LAWS                               CLASS B CONVERTIBLE
                           OF THE STATE OF DELAWARE                                     COMMON STOCK
                                                                                       PAR VALUE $.001


NUMBER                                                                                                                    SHARES


                                                              [LOGO]

          THIS CERTIFICATE IS TRANSFERABLE IN
            KANSAS CITY, MO OR NEW YORK, NY



                                               AMERICAN ITALIAN PASTA COMPANY, INC.

                                                        [STOCK CERTIFICATE]


                                         SHARES OF THE CLASS B CONVERTIBLE COMMON STOCK OF



[LOGO]                                                                                                                    SEAL




                   AMERICAN ITALIAN PASTA COMPANY, INC.  transferable on the books of the Company by the holder hereof or person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                     Witness the facsimile corporate seal and the facsimile signatures of its duly authorized officers.



                                                                        DATED

                                                                        COUNTERSIGNED AND REGISTERED.
                                                                                        UMB BANK, N.A.
                                                                                  (KANSAS CITY, MISSOURI)

                                 [SIG]                                                                  TRANSFER AGENT
                               PRESIDENT                                                                 AND REGISTRAR
                                                                   BY
                                 [SIG]
                               SECRETARY
                                                                                                       AUTHORIZED SIGNATURE



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



                    [AMERICAN ITALIAN PASTA COMPANY LOGO]



                        AMERICAN ITALIAN PASTA COMPANY


        THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


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TEN COM - as tenants in common                                                  UNIF GIFT MIN ACT - ___________ CUSTODIAN _________
TEN ENT - as tenants by the entireties                                                                (Cust)              (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as tenants in common                                          under Uniform Gifts to Minors
                                                                                                Act _______________________
                                                                                                        (State)


                              Additional abbreviations may also be used though no in the above list.


        For value received,_________________________________________________________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

 _________________________________
|                                |
|                                |
__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
                            Pleas print or typewrite name and address including postal zip code of assignee
__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________

__________________________________________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated ________________________________________________

                                                                                        X _______________________________________
                                        NOTICE                                                         SIGNATURE
                                THE SIGNATURE(S) TO THIS
                                ASSIGNMENT MUST CORRESPOND   ------->
                                WITH THE NAME(S) AS WRITTEN UPON THE FACE OF            X _______________________________________
                                THE CERTIFICATE IN EVERY PARTICULAR                                    SIGNATURE
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                CHANGE WHATEVER



                                                                      _____________________________________________________________
                                                                     | THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE        |
                                                                     | GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND     |
                                                                     | LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN   |
                                                                     | APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT   |
                                                                     | TO SEC RULE 17 AG-15                                        |
                                                                     |_____________________________________________________________|
                                                                     | SIGNATURE(S) GUARANTEED BY,                                 |
                                                                     |                                                             |
                                                                     |                                                             |
                                                                     |                                                             |
                                                                     |                                                             |
                                                                     |                                                             |
                                                                     |_____________________________________________________________|





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ATLAS CORPORATE & NOTARY SUPPLY CO., P.O. BOX 1638, SKOKIE, ILLINOIS 60076



        NUMBER                                                  SHARES

                   ORGANIZED UNDER THE LAWS OF THE STATE OF
                                   DELAWARE


                        AMERICAN ITALIAN PASTA COMPANY

AUTHORIZED TO ISSUE TWENTY-FIVE MILLION SHARES OF $.001 CLASS B CONVERTIBLE COMMON STOCK

          THIS CERTIFIES THAT _______________________________________ is
the owner of ________________________________ Shares of the Capital Stock of the above named Corporation, fully paid, non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has unused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________________________ day of __________________
19 __________________________



_________________________________               ______________________________
SECRETARY                                               PRESIDENT


                                     [SEAL]

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

        THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, AS SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED AS OF OCTOBER 6, 1997, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM AMERICAN ITALIAN PASTA COMPANY OR ANY SUCCESSOR THERETO.

        THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.


                                  CERTIFICATE

                                 FOR SHARES OF


                                AMERICAN ITALIAN
                                 PASTA COMPANY


                                   ISSUED TO


                            _______________________


                                     DATED


                            _______________________


     FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ___________________________________________ SHARES OF THE CAPITAL STOCK
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________ 19__

IN PRESENCE OF

_______________________         _______________________